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Exhibit 10.1

FIRST AMENDMENT TO OPTION AND SERVICES AGREEMENT

        THIS FIRST AMENDMENT TO OPTION AND SERVICES AGREEMENT (the "Amendment") is made as of the 21st day of September, 2002, by and between TRANSNET CONNECT, INC., a Florida corporation ("TransNet") and OWNERTEL, INC., a Georgia corporation ("OwnerTel").

W I T N E S S E T H:

        WHEREAS, TransNet and OwnerTel entered into an Option and Services Agreement dated as of September 21, 2001, under which TransNet granted OwnerTel the option to purchase TransNet's public service commission certifications and long distance customer base, among other things (the "Option and Services Agreement");

        WHEREAS, TransNet and OwnerTel wish to amend the Option and Services Agreement to extend the term of the option.

        NOW, THEREFORE, in consideration of the premises and the respective covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby covenant and agree as follows:

        1.    Option Grant. Section 1 of the Option and Services Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

    "OPTION GRANT. TransNet hereby grants to OwnerTel, the exclusive, transferable right, exercisable at any time prior to or on December 31, 2002, to obtain TransNet's Certifications and long distance telephone customer base, in whole or in part."

        2.    No Further Modifications. Except as modified herein, all of the terms and conditions of the Option and Services Agreement remain unchanged and in full force and effect.

        3.    Miscellaneous. This Amendment is an integral part of the Option and Services Agreement. Unless otherwise defined herein, any capitalized term used in this Amendment shall have the meaning given to such term in the Option and Services Agreement. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall be deemed to one and the same instrument.

[Signatures on following page]

        IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Option and Services Agreement effective the day and year first above written.

TRANSNET CONNECT, INC.
By:
/s/ STAN CREWS Stan Crews, President

OWNERTEL, INC.
By:
/s/ WILLIAM G. HEAD, III William G. Head, III, President

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  Exhibit 10.1
FIRST AMENDMENT TO OPTION AND SERVICES AGREEMENT